EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT (the "Agreement") is effective as of the 11th day of April, 2000, by and between TravelNow.com Inc., a Florida corporation (the "Company"), and Michael Bauer, an individual whose mailing address is 318 Park Central East-Suite 306, Springfield, Missouri 65806 (the "Employee").

     WHEREAS, the Company desires to employ the Employee and the Employee agrees to serve in the employ of the Company, all on the terms and conditions hereinafter provided.

     WHEREAS, the parties hereto have agreed that upon the execution of this Agreement, the Non-Compete and Confidentiality Agreement executed by the parties to this Agreement on the 11th day of April 2000 is hereby terminated and of no further force or effect.

     WHEREAS, the parties to this Agreement have agreed that upon th execution of this Agreement the Letter Agreement dated April 11th 2000 is hereby terminated and of no further force or effect.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Employment. During the Term of this Agreement, the Company shall employ the Employee, and the Employee hereby accepts such employment, to serve the Company as Vice President Sales and Marketing. The Employee also shall perform such other reasonable and appropriate duties as may be from time to time assigned to him by the Chief Executive Officer of the Company and/or the Company's Board of Directors. The Employee agrees to serve the Company competently and to devote all of his business time and attention and his best efforts to the affairs of the Company and the performance of his duties hereunder.

     2. Term. The term of this Agreement (the "Term") shall commence as of the 11th day of April, 2000, and shall end on the 11th day of April, 2005, unless otherwise extended or earlier terminated pursuant to the provisions of Section 5 of this Agreement.

     3. Compensation. As compensation for services rendered to the Company pursuant to this Agreement, the Employee shall be entitled during the Term of this Agreement to receive the following:

          (a) Base Salary. An annualized base salary (the "Base Salary") in an amount equal to One Hundred Four Thousand Dollars ($104,000.00) per year, to be paid in equal bi-weekly installments commencing on the first regular Company pay period occurring after the effective date of this Agreement, from which shall be deducted state and federal income taxes, local income or earnings taxes, social security taxes, and such other and similar payroll taxes and charges as may be required or appropriate under applicable law.

          (d) Stock Options. Within sixty (60) days of the effective date of this Agreement, the Company shall grant to the Employee an option to purchase 25,000 shares of the Company's common stock pursuant to that stock option agreement which is attached hereto as Exhibit A.

     4. Other Benefits. In addition to the amounts paid to the Employee as compensation pursuant to Section 3 of this Agreement, the Employee shall be entitled during the Term of this Agreement to the following:

          (a) To participate in and to receive coverage for himself, his spouse and eligible dependents under any accident and health plans (including dental plans and vision plans) which are generally available to employees of the Company on the same basis as other employees of the Company. Provided however that any COBRA insurance will be paid by the Company until your insurance policy with the Company becomes active after your six- month anniversary.

          (b) To participate in any short-term and long-term disability insurance programs which the Company decides to provide and maintain for its employees in accordance with the terms thereof.

          (c) To participate in such group term life insurance programs as maintained by the Company for the benefit of its employees in accordance with the terms of such programs.

          (d) To participate in such other employee benefit programs and policies (including vacation and sick days and holidays) that are made generally available or provided to employees of the Company in accordance with the terms thereof.

     5. Early Termination of Term of Agreement.

          (a) Notwithstanding the provisions of Section 2 hereof, the Term of this Agreement and the employment of the Employee hereunder may be terminated (a "Termination") in any of the following circumstances:

               (i) immediately if the Employee dies or becomes "permanently disabled" (as defined below);

               (ii) at the option of the Company for "Cause" (as defined below), upon the Company providing written notice to the Employee of such Termination;

               (iii) by the Company without "Cause" upon the Company providing at least ninety (90) days advance written notice thereof to the Employee; and

               (iv) by the Employee, upon the Employee providing at least ninety
          (90) days advance written notice thereof to the Company.

          (b) For purpose of this Section 5, "Cause" means (i) the conviction of the Employee of a felony or the conviction of the Employee of a misdemeanor involving moral turpitude, (ii) a willful act by the Employee involving dishonesty or fraud which shall be detrimental to the Company; (iii) any violation of any written policy of the Company involving sexual or other forms of harassment directed by the Employee toward another employee of the Company; (iv) the failure of the Employee to devote all of his business time and attention and his best efforts to the affairs of the Company and the performance of his duties hereunder; or (v) any material breach by the Employee of any material provision of this Agreement.

          (c) For purposes of this Section 5, the Employee is considered "permanently disabled" if because of a physical or mental disability, the Employee is unable to perform the duties of his customary position of employment with the Employer for an indefinite period which the Company's Board of Directors considers will be of long continued duration. The Company's Board of Directors shall have sole discretion to determine whether the Employee is and continues to be permanently disabled for purposes of this Section 5.

          (d) In the event that the Employee's employment with the Company terminates pursuant to Section 5(a)(i), (ii) or (iv), then the Company's obligation to pay salary and benefits pursuant to Sections 3 and 4 shall terminate immediately on the date of Termination, and the Company shall pay the Employee his accrued but unpaid salary pursuant to Section 3 through the date of Termination. In the event that the Employee's employment with the Company terminates pursuant to Section 5(a)(iii), then the Company shall pay to the Employee, as severance pay (i) in a lump sum on the thirtieth (30th) day following the date of Termination, the sum of his accrued but unpaid salary through the date of Termination. plus (ii) un-reimbursed expenses accrued to the date of termination. After any such termination, the Company shall not be obligated to compensate Executive, Executive's estate or representatives except for the foregoing compensation then due and owing, nor provide the benefits to Executive described in
     Section 4 (except as provided by law). The effect of the Employee's termination of employment (whether in accordance with this Section 5 or upon the expiration of the Term of this Agreement) on the stock options granted under Section 3(b) shall be in accordance with the terms of the stock option agreement entered into between the Company and the Employee.

     6. Expenses. The Employee's duties under this Agreement may require a reasonable amount of travel and the incurrence of travel and other business expenses. The Company agrees to pay or to reimburse the Employee for all such reasonable expenses incurred or paid for by the Employee upon presentation by the Employee to the Company of such expense statements or vouchers and such other information as the Company or the Board of Directors may reasonably require. In addition to the foregoing, the Company shall provide the following:
(i) a portable cellular telephone, (ii) a laptop computer, and (iii) such other reasonable fees and expenses as the Board of Directors shall from time to time deem appropriate.

     7. Confidentiality. The Employee recognizes that, by reason of his employment with the Company, he will or may acquire or have access to certain techniques, processes, data, information, trade secrets and proprietary information (including client information) which cannot legally or practically be protected by applicable patent or copyright laws, which have been and will continue to be developed over the years by and at great expense to the Company so as to give the Company a competitive advantage, and which, as such, constitute valuable assets of the Company which will retain their value only if protected from public disclosure and held in the strictest confidence permitted by law. Employee agrees that, to the maximum extent permitted by applicable law, Employee will regard and take reasonable precautions to preserve such techniques, processes, data, trade secrets and proprietary information as confidential and secret and refrain from releasing, publishing, using (other than in connection with the performance by Employee of his obligations for the Company), or disclosing to persons other than to the Company or the Company's clients, employees, agents, advisors and representatives who have a need to know such information, all trade secrets and any other form of confidential or proprietary information (including client information) of the Company or its clients which is provided by the Company or its clients to Employee.

     Should Employee be required to disclose such confidential information by law or when ordered to do so by appropriate legal process, Employee shall give the Company as much advance notice as is possible of any such requirement of law or of any such proceeding (so as to permit employer to have a reasonable opportunity to protect its interests). Should Employee be required to disclose the information due to a provision of law or court order, then Employee shall cooperate in attempting to provide the information in such a manner that the Company's privilege or competitive advantage will not be compromised (e.g., by obtaining a protective order or by providing an expurgated version of a writing containing the confidential data or by providing less technical detail than might otherwise be provided), in lieu of disclosing the full data.

     8. Non-Competition and Non-Piracy. During the Term of this Agreement, the Employee agrees not to engage, directly or indirectly, in any business activity which, in the judgment of the Board of Directors, is materially competitive with or adverse to any business of the Company, or any subsidiary or affiliate thereof.

     In addition to the foregoing, except as may be otherwise described in this Agreement, for a period of twelve (12) months following the termination or expiration of this Agreement for any reason or cause or without reason or cause, and regardless of which party initiates the termination of employment, the Employee will not, without the prior written consent of the Chief Executive Officer, directly or indirectly:

          (a) Solicit, attempt to perform or perform travel related services for any person, firm, corporation, association or other business entity which is, or at any time during the Term had been, a client, customer, account, affiliate or prospect of the Company; or

          (b) Be employed by, advise, consult with or have any direct or indirect interest in an internet travel related business entity (whether as proprietor, partner, stockholder, consultant, officer, director, employer, agent or advisor) which solicits, attempts to perform or performs travel related services for any client, customer , account, affiliate or prospect of the Company, which is, or at any time during the Term had been a client, customer, account, affiliate or prospect of the Company. Notwithstanding the foregoing, however, the Employee shall not be prohibited from owning, either as a stockholder, partner, or otherwise, as a passive investment, an interest in any publicly traded company, provided the Employee's ownership interest therein does not exceed two percent (2%) of the outstanding equity or capital of such company. For purposes of this paragraph, the term "publicly traded company" shall mean any company the stock, securities or units of which are readily traded on a nationally recognized securities exchange.

For purposes of this Section 8, a "prospect" shall be any person, firm or corporation with whom discussions were held concerning the rendition of travel related services by the Company for such prospect, which discussion occurred within a period of twelve months prior to the termination of Employee's employment.

     In addition to the foregoing, during the term of this Agreement and for a period of two (2) years thereafter, the Employee will not induce, encourage or recruit any person who is, or within twelve months prior to such discussion was, an employee of the Company to leave the employ of the Company.

     9. Injunctive Relief. Employee acknowledges that any violation of the provisions of Section 7 or 8 of this Agreement will cause the Company substantial and irreparable harm, that any remedy at law will be inadequate, and, accordingly, the Company, in addition to any other legal or equitable remedy available to it, shall be entitled to a restraining order, a preliminary injunction or a permanent injunction without being required to post any bond or other security and without having to prove that there is no adequate remedy at law, Employee having hereby acknowledged that there is no adequate remedy at law. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach at law or in equity, including the recovery of damages from the Employee. The Employee acknowledges that the possible restrictions on his activities which may occur as a result of the performance of his obligations under Sections 7 and 8 of this Agreement are reasonably required for the protection of the Company and its investments.

     10. Entire Agreement. This Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof and shall not be amended, altered, or modified in any manner whatsoever, except by a written instrument executed by the parties hereto. This Agreement supersedes all prior agreements between the Company and the Employee with respect to the subject-matter hereof and all such prior agreements shall be void and of no further force or effect as of the date hereof.

     11. Waiver. The waiver by the Company of a breach of any provision of this Agreement by the Employee shall not operate or be construed as a waiver of any subsequent breach by the Employee. The waiver by the Employee of a breach of any provision of this Agreement by the Company shall not operate or be construed as a waiver of any subsequent breach by the Company.

     12. Governing Law. This Agreement shall be subject to, and be governed by, the laws of the State of Missouri.

     13. Assignability. The Employee may not, without the prior written consent of the Company, assign, transfer, or convey this Agreement or any interest herein. This Agreement and all rights and obligations of the Company shall be binding upon and shall inure to the benefit of its successors and assigns. The term "successor" shall mean only any person, corporation, or other entity that, by merger, consolidation, purchase of assets, liquidation, voluntary or involuntary assignment, or otherwise, acquires all or a substantial part of the assets of the Company or succeeds to one or more lines of business of the Company.

     14. Severability. If any one or more of the provisions of this Agreement, as applied to any party or any circumstance, shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court determines it enforceable, and as so limited, shall remain in full force and effect. In the event that such court shall determine any such provision, or portion thereof, wholly invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision shall have never been contained herein.

     15. Interpretation. The parties hereto acknowledge and agree that (i) each party and its counsel has reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision, (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement, and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party regardless of which party was generally responsible for the preparation of this Agreement.

     16. Notices. All notices hereunder shall be in writing, shall be delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, or by express or other delivery service, if to the Employee, to his attention at his mailing address, and, if to the Company, to its principal office, directed to the attention of its Chief Financial Officer. All notices hereunder shall be deemed effective when received as set forth above. No notice shall be effective if given otherwise than as provided herein.

     17. Counterparts. This Agreement may be executed in counterparts, which, taken together, shall constitute one and the same instrument, and either party hereto may execute this Agreement by signing any such counterpart, including a telecopy thereof.

     18. Use of Facsimile Copies. In connection with the execution of this Agreement, the parties hereto agree that machine-duplicated or transmitted copies of either this document or any other documents necessary to consummate the transactions contemplated by this Agreement, disclosing signatures affixed, may be relied upon by the parties as evidence of the fact of execution.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


                                          TravelNow.com Inc.


                                          By: /s/ Jeff Wasson
                                          --------------------------------------
                                          Jeff Wasson
                                          Chief Executive Officer


                                          EMPLOYEE

                                          /s/ Michael Bauer
                                          --------------------------------------
                                          Michael Bauer

                                    EXHIBIT A
                                   ---------

                      NON-QUALIFIED STOCK OPTION AGREEMENT

     THIS AGREEMENT, dated as of May 3, 2000, is made by and between TravelNow.com Inc., a Florida corporation (the "Corporation"), and Michael Bauer, an employee of the Corporation (the "Optionee").

     WHEREAS, the Board of Directors of the Corporation (the "Board"), on May 3, 2000, adopted the TravelNow.com Inc. 2000 Omnibus Stock Incentive Plan (the "Plan"), a copy of which is attached hereto as Exhibit "A"; and

     WHEREAS, the Plan provides for the granting of stock options by the Stock Option Committee of the Board (the "Committee") to eligible employees of the Corporation or any Subsidiary of the Corporation to purchase shares of the common stock of the Corporation, par value $.01 per share (the "Common Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Committee considers the Optionee to be an employee who is eligible for a grant of stock options pursuant to the Plan, and has determined that it would be in the best interests of the Corporation to grant the option documented herein.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   Grant of Option.
     ----------------

     In consideration of the Optionee's delivery to the Corporation of the Employment Agreement bearing the effective date of April 11, 2000, the Corporation hereby grants to the Optionee, subject to the terms and conditions of the Plan, and also subject to the terms and conditions of this Agreement, the right and option to purchase from the Corporation an aggregate twenty-five thousand (25,000.00) shares of the Common Stock (the "Shares"),as provided in Section 3 below. This option (the "Option") is intended to be and will be treated as a non- qualified stock option, and not as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     The number of Shares and the Exercise Price are each subject to adjustment under certain circumstances, as more fully set forth in Article X of the Plan and in Section 7 hereof. The term "Common Stock" as used herein shall include any other class of stock or other securities resulting from such adjustment.

2.   Option Expiration Date.
     -----------------------

     Unless otherwise provided in this Agreement or in the Plan, the Option, to the extent it has not been previously exercised, shall expire as of 11:59 p.m. on July 10, 2005, (the "Option Expiration Date").

3.   Option Exercise Limitations.
     ----------------------------

     Except to the extent otherwise provided in this Agreement and in the Plan, the Option may be exercised in accordance with the following schedule at the exercise prices set forth below:

                                     The Option May be           Exercise
                                      Exercised with           Price of the
     On or After This Date            Respect to the              Shares
     ---------------------           Following Number
                                        of Shares

        April 11, 2001                 5,000 Shares                10.00
        April 11, 2002                 5,000 Shares                20.00
        April 11, 2002                 5,000 Shares                35.00
        April 11, 2004                 5,000 Shares                50.00
        April 11, 2005                 5,000 Shares                65.00


4.   Option Exercise Procedure.
     --------------------------

     Subject to the limitations set forth in the Plan and in Section 3 hereof, the Option may be exercised in whole or in installments, and shall be exercised by the timely delivery to the Corporation, in the manner described in Section 15 hereof, of a written Notice of Election to Exercise Option in substantially the form attached hereto as Exhibit "B". The Notice of Election to Exercise Option shall be accompanied by payment of the Exercise Price for the shares of Common Stock with respect to which the Option is being exercised, together with payment of any necessary withholding taxes. The Corporation may also require as a condition to the exercise of the Option that the Optionee sign and deliver to the Corporation a market standoff agreement in such form as provided by the Corporation.

5.   Payment of the Exercise Price.
     ------------------------------

     The Exercise Price shall be paid (a) in cash, or by check, bank draft or money order payable to the order of the Corporation; (b) in shares of previously acquired Common Stock, duly endorsed and free of any restrictions and encumbrances; or (c) in any combination of the foregoing. Common Stock used to pay the Exercise Price shall be valued at its Fair Market Value as of the date of such exercise. In addition to the foregoing, if the Shares have been registered under the Securities Act of 1933 and are listed upon the Nasdaq National or Small Cap Markets, the Option may be exercised by a broker-dealer acting on behalf of the Optionee if (A) the broker-dealer is a member of the National Association of Securities Dealers, (B) the broker-dealer has received from the Optionee a fully- and duly-endorsed agreement evidencing such Option and instructions signed by the Optionee requesting the Corporation to deliver the shares of Common Stock subject to such Option to the broker- dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (C) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (D) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR, Part 220 and any successor rules and regulations applicable to such exercise ("Cashless Exercise").

6.   Restrictions on Transfer
     ------------------------

     The Option shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except for transfer by will or the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option, or to subject the Option to execution, attachment or similar process, contrary to the provisions hereof, shall be void and ineffective, shall give no right to any purported transferee, and may, at the discretion of the Committee, result in forfeiture of the Option.

7.   Adjustments.
     ------------

     In the event that the shares of Common Stock, as constituted on the date of this Agreement, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock or rights or warrants to purchase securities of the Corporation shall be made, then there shall be substituted for or added to each share subject to the Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be, and the Exercise Price shall be adjusted as necessary. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or Exercise Price of shares subject to the Option, such adjustment shall be made in accordance with such determination and in accordance with Article X of the Plan.

     No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

8.   Other Option Conditions.
     ------------------------

     (a) If the Optionee's employment with the Corporation or a Subsidiary of the Corporation shall be terminated before the Option Expiration Date for any reason other than on account of any act of fraud, intentional misrepresentation, embezzlement, misappropriation, or conversion of assets or opportunities of the Corporation or any of its Subsidiaries, then the Option may be exercised, to the extent the Optionee was able to do so as of the date of such termination of employment, within a period ending on the earlier to occur of (A) the date which is three months following the termination of employment, or (B) the Option Expiration Date.

     (b) Notwithstanding anything herein to the contrary, if the employment of the Optionee is terminated prior to the Option Expiration Date on account of fraud, intentional misrepresentation, embezzlement, misappropriation, or conversion of assets or opportunities of the Corporation or any of its Subsidiaries, then the Option, to the extent it has not been previously exercised, shall automatically and immediately expire, regardless of the extent to which it would have been otherwise exercisable at such time, as of the date of such termination of employment.

     (c) Upon termination of the Optionee's employment with the Corporation or a Subsidiary for any reason, that portion of the Option which had not become exercisable at such date shall automatically and immediately expire.

     (d) In connection with a Change of Control Event, this Option may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Optionee. In the alternative, the successor corporation may substitute equivalent Options. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a Change of Control Event, the Option will become exercisable in full immediately prior to the consummation of such Change of Control Event, (provided, however, that no acceleration shall occur if the Optionee is part of the group that is attempting to initiate the Change of Control Event), and if the Option is not exercised prior to the consummation of the Change of Control Event, the Option shall terminate immediately upon the consummation of such event.

9.   Government Regulations, Registration and Listing of Stock.
     ----------------------------------------------------------

     (a) This Agreement, the grant and exercise of the Option, and the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of the Option, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals which may be required by regulatory or governmental agencies.

     (b) Whether or not a registration statement under the Securities Act of 1933 (the "Securities Act") is then in effect with respect to shares of Common Stock distributable upon the exercise of the Option, or the offer and sale of such shares is exempt from the registration provisions of the Securities Act, the Corporation may in its discretion require that, as a condition precedent to the exercise of the Option, the person exercising the Option give to the Corporation a written representation and undertaking, satisfactory in form and substance to the Corporation, that he is acquiring the shares for his own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Corporation's satisfaction that the offer or sale of the shares issuable upon exercise of the Option will not constitute or result in any breach or violation of the Securities Act or any similar act or statute or any rules or regulations thereunder. In the event a registration statement under the Securities Act is not then in effect with respect to shares of Common Stock issuable upon exercise of the Option, the Corporation may place upon any stock certificate an appropriate legend referring to the restrictions on disposition under the Securities Act.

     (c) In the event the class of shares issuable upon exercise of the Option is listed on any national securities exchange, the Corporation shall not be required to issue or deliver any certificate for shares upon the exercise of the Option prior to the listing of the shares so issuable on such national securities exchange and prior to the registration of the same under the Securities Act.

10.  Withholding Taxes.
     ------------------

     The Corporation's obligation to deliver shares of Common Stock upon the exercise of the Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local tax withholding requirements arising out of the exercise of the Option. In that regard, the Optionor may satisfy the amount of taxes required by law to be withheld as a result of the exercise of the Option (a) by withholding from the amount of Common Stock due upon exercise of the Option, or (b) by allowing the Optionee to deliver to the Corporation, shares of Common Stock having a Fair Market Value, on the date of payment, equal to the minimum amount of such required withholding taxes determined on the date that the amount of tax to be withheld is determined.

     To the extent the Optionee fails to satisfy the above withholding obligation, the Corporation shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to the Optionee, any such withholding taxes.

11.  No Shareholder Rights.
     ----------------------

     The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock subject to this Option prior to the date of issuance to him of a certificate for such shares.

12.  No Other Rights Created.
     ------------------------

     Neither this Agreement nor the Option herein granted shall constitute an employment agreement nor shall confer upon the Optionee any right to remain in the employ of the Corporation or any Subsidiary thereof. The Optionee shall remain subject to termination of his employment as provided in the Employment Agreement to the same extent as though this Agreement did not exist.

13.  Beneficiaries.
     --------------

     The Optionee may, in the form attached hereto as Exhibit "C", file with the Committee the written designation of one or more persons as the beneficiary (the "Beneficiary") who shall be entitled to exercise the Optionee's

     Options, if any, exercisable hereunder upon his or her death. An Optionee may, from time to time, revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation hereto, shall be effective unless received by the Committee prior to the Optionee's death, and in no event shall be effective as of a date prior to such receipt.

     If such Beneficiary designation is not in effect at the time of the Optionee's death, or if no designated Beneficiary survives the Optionee, or such designation conflicts with law, the Options exercisable hereunder upon his or her death may be exercised by the Optionee's estate. If the Committee is in doubt as to the right of any person to exercise such Options, the Committee may postpone the exercise, without liability or any interest thereon, until the rights thereon are determined.

14.  Binding Effect.
     ---------------

     The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions of the Plan. The terms of the Plan as it presently exists, and as it may hereafter be amended, are deemed incorporated herein by reference, and any conflict between the terms of this Agreement and the terms and provisions of the Plan shall be resolved by the Committee, whose determination shall be final and binding on all parties. In general, and except as otherwise determined by the Committee, the provisions of the Plan shall be deemed to supersede the provisions of this Agreement to the extent of any conflict between the Plan and this Agreement. Terms that have their initial letter capitalized but that are not otherwise defined in this Agreement shall have the meanings given to them in the Plan in effect as of the date of this Agreement.

15.  Notices.
     --------

     Any notice hereunder to the Corporation shall be addressed to it at TravelNow.com Inc., 318 Park Central East, Suite 306, Springfield, MO 65806. Any notice hereunder to the Optionee shall be addressed to him or her at the address found in the personnel records of the Corporation, subject to the right of either party at any time hereafter to designate in writing to the other, the Optionee by giving written notice to the director of personnel of the Corporation and the Corporation by giving written notice to the Employee, of a different address.

16.  Amendment.
     ----------

     The Committee may at any time unilaterally amend the terms and conditions pertaining to the Option, provided, however that any such amendment which is adverse to the Optionee shall require the Optionee's written consent. Any other amendment of this Agreement shall require a written agreement executed by both parties.

17.  Miscellaneous.
     --------------

     This Agreement contains a complete statement of all the arrangements between the parties with respect to its subject matter. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Missouri applicable to agreements made and to be performed exclusively in the State of Missouri. The headings in this Agreement are solely for convenience of reference and shall not affect its meaning or interpretation.


     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer and the Optionee has executed this Agreement as of the day and year first above written.

                                             TRAVELNOW.COM INC.


                                             By: /s/ Jeffrey A. Wasson
                                             -----------------------------------


                                             ACCEPTED AND AGREED TO:


                                             /s/ Michael Bauer
                                             -----------------------------------
                                             Michael Bauer, Optionee

                                   EXHIBIT A
                                   ---------



                               TRAVELNOW.COM INC.


                        2000 OMNIBUS STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I PURPOSE..............................................................1
         Section 1.1    Purpose................................................1
         Section 1.2    Establishment..........................................1

ARTICLE II DEFINITIONS.........................................................1

ARTICLE III ADMINISTRATION.....................................................4
         Section 3.1    Administration by Committee............................4
         Section 3.2    Committee to Make Rules and Interpret Plan.............5
         Section 3.3    Committee Members Ineligible...........................5

ARTICLE IV GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN.........................5
         Section 4.1    Committee to Grant Awards..............................5
         Section 4.2    Six-Month Holding Period...............................6

ARTICLE V ELIGIBILITY..........................................................6
         Section 5.1    Eligible Persons.......................................6

ARTICLE VI STOCK OPTIONS.......................................................7
         Section 6.1    Grant of Options.......................................7
         Section 6.2    Conditions of Options..................................7
         Section 6.3    Options to Non-Employee Directors......................8

ARTICLE VII STOCK APPRECIATION RIGHTS..........................................9
         Section 7.1    Grant of SARs..........................................9
         Section 7.2    Terms and Conditions of Tandem SARs...................10
         Section 7.3    Terms and Conditions of Freestanding SARs.............10
         Section 7.4    Deemed Exercise.......................................10
         Section 7.5    Additional Terms and Conditions.......................10
         Section 7.6    Exercise of SARs......................................10

ARTICLE VIII PERFORMANCE SHARE AWARD..........................................11
         Section 8.1    Grant of Performance Share Awards.....................11
         Section 8.2    Conditions of Performance Share Awards................11

ARTICLE IX RESTRICTED STOCK AWARDS............................................12
         Section 9.1    Grant of Restricted Stock Awards......................12
         Section 9.2    Conditions of Restricted Stock Awards.................12

ARTICLE X CASH BONUS..........................................................13
         Section 10.1   Grant of Cash Bonus...................................13
         Section 10.2   Conditions of Cash Bonus..............................13

ARTICLE XI OTHER INCENTIVE AWARDS.............................................14
         Section 11.1   Grant of Other Incentive Awards.......................14
         Section 11.2   Conditions of Other Incentive Awards..................14

ARTICLE XII NON-EMPLOYEE DIRECTOR AWARDS......................................14

ARTICLE XIII STOCK ADJUSTMENTS................................................14
         Section 13.1   Adjustment of Shares Available; Recapitalization......14

ARTICLE XIV GENERAL...........................................................15
         Section 14.1   Amendment or Termination of Plan......................15
         Section 14.2   Dividends and Dividend Equivalents....................15
         Section 14.3   Termination of Employment.............................16
         Section 14.4   Nonassignability......................................16
         Section 14.5   Withholding Taxes.....................................16
         Section 14.6   Change of Control.....................................17
         Section 14.7   Forfeiture............................................17
         Section 14.8   Amendments to Awards..................................17
         Section 14.9   Regulatory Approval and Listings......................17
         Section 14.10  Right to Continued Employment.........................17
         Section 14.11  Beneficiaries.........................................18
         Section 14.12  Indemnification.......................................18
         Section 14.13  Reliance on Reports...................................18
         Section 14.14  Relationship to Other Benefits........................18
         Section 14.15  Expenses..............................................19
         Section 14.16  Construction..........................................19
         Section 14.17  Governing Law.........................................19
         Section 14.18  Rule 16b-3 Compliance.................................19
         Section 14.19  Nonexlusivity of the Plan.............................19

                                    ARTICLE I
                                     PURPOSE
                                     -------

     Section 1.1 Purpose. TravelNow.com Inc. 2000 Omnibus Stock Incentive Plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain employees and other persons associated with TravelNow.com Inc., a Florida corporation (the "Corporation"), so that they may acquire or increase their proprietary interest in the success of the Corporation, and to encourage them to remain in the employ of, or continue their relationship with, the Corporation. In addition, the Plan is intended to enable the Corporation to retain and attract personnel of the highest caliber who by their position, ability and diligence are able to make important contributions to the Corporation's success.

     A further purpose of the Plan is to provide such persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation. So that the appropriate incentive can be provided, the Plan provides for granting "Options", "Stock Appreciation Rights", "Restricted Stock Awards", "Cash Bonus Awards", "Performance Share Awards", and/or "Other Incentive Awards" (all preceding terms defined below) to employees of and certain other persons associated with the Corporation and its Subsidiaries on the terms and subject to the conditions set forth in the Plan.

     Section 1.2 Establishment. The Plan is effective as of May 3, 2000 (the "Effective Date"), and subject to the provisions of Section 13.1, "Awards" (term defined below) may be made as provided herein for a period of 10 years after such date.

     The Plan shall be approved by the holders of a majority of the outstanding shares of "Common Stock" (term defined below), which approval must occur within the period ending twelve months after the date the Plan is adopted by the "Board" (term defined below). Pending such approval by the shareholders, Awards under the Plan may be granted to persons who are, or within the preceding six months have been, "Insider Participants" (term defined below), but no such Awards may be exercised or transferred prior to receipt of shareholder approval. In the event shareholder approval is not obtained within such 12-month period, all such Awards shall be void.

     The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.


                                   ARTICLE II
                                   DEFINITIONS
                                   -----------

     Section 2.1 "Cash Bonus" means an Award granted under Article X of the
Plan.

     Section 2.2 "Award" means, individually, collectively or in tandem, any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Cash Bonus, or Other Incentive Award granted under the Plan to an Eligible Person by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

     Section 2.3 "Award Notice" means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

     Section 2.4 "Board" means the Board of Directors of the Corporation.

     Section 2.5 "Change of Control Event" means each of the following:

          (a) A change in shareholder ownership of the Corporation, whereby a person or company, or a group of affiliated persons or companies, acquires from a person or company, other than the Corporation, a sufficiently large block of Common Stock, which, when voted together with the shares of Common Stock of all other shareholders of the Corporation whose proxies or written consents are solicited by such person, company or group without the benefit of a management-supported proxy statement at any meeting of the shareholders of the Corporation, would enable such person or company or group of affiliated persons or companies to elect a majority of the members of the Board; provided, however, that such a change in shareholder ownership of the Corporation shall not be deemed to be a Change of Control Event if, prior to such change in shareholder ownership, such person or company or group of affiliated persons or companies owned a sufficiently large block of Common Stock that when voted together with the shares of Common Stock of all other shareholders of the Corporation whose proxies or written consents are solicited by such person, company or group without the benefit of a management-supported proxy statement at any meeting of the shareholders of the Corporation, would enable such person or company or group of affiliated persons or companies to elect a majority of the members of the Board;

          (b) A merger or consolidation of the Corporation with and into another company, other than with or into a wholly-owned Subsidiary of the Corporation, where the Corporation is not the surviving company; or the Corporation is the surviving company and the members of the Board immediately prior to the merger or consolidation do not constitute a majority of the Board of the surviving company after the merger or consolidation;

          (c) The sale of all or substantially all of the assets of the Corporation; or

          (d) Any other kind of a corporate reorganization or takeover where the Corporation is not the surviving company; or the Corporation is the surviving company and the members of the Board immediately prior to the reorganization do not constitute a majority of the Board of Directors of the surviving company.

          Notwithstanding the above, any increase in shares of Common Stock of the Corporation owned by the Corporation, or any wholly-owned subsidiary thereof, shall not constitute a Change of Control Event. With respect to the events described in subparagraphs (b), (c) and (d) above, the Change of Control Event shall be deemed to occur on the later of the transaction described in such subparagraph or a shareholder vote approving such a transaction.

     Section 2.6 "Code" means the Internal Revenue Code of 1986. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     Section 2.7 "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under Article III hereof. The Committee shall consist of not less than two members, each of whom is, a "Non- Employee Director" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act (defined below) and an "outside director" within the meaning of Code Section 162(m) and the regulations promulgated thereunder.

     Section 2.8 "Common Stock" means the common stock, par value $.01 per share, of the Corporation, and after substitution such other stock as shall be substituted therefor as provided in Article XII.

     Section 2.9 "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

     Section 2.10 "Director Options" means non-qualified Options awarded under
Section 6.3.

     Section 2.11 "Eligible Person" means any employee of the Corporation, any employee of any Subsidiary or affiliate of the Corporation, any consultant or independent contractor to the Corporation or any Subsidiary or affiliate of the Corporation, or any individual who satisfies the requirements of Section 6.3 or
Article XII.

     Section 2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     Section 2.13 "Fair Market Value" means (a) during any such time as the Common Stock is not listed upon an established stock exchange or the Nasdaq National or SmallCap Markets, the fair market value dollar amount per share determined by the Board, in good faith; or (b) during such time as the Common Stock is listed upon an established stock exchange or exchanges or the Nasdaq National or SmallCap Markets, the reported closing price, or in the case of a listing on the Nasdaq SmallCap Market the reported last price, of the Common Stock on such stock exchange or exchanges or markets on the day for which such value is to be determined, or if no sale of the Common Stock shall have been made on any stock exchange or the Nasdaq National or SmallCap Markets that day, on the next succeeding day on which there was a sale of such Common Stock.

     Section 2.14 "Incentive Stock Option" means an Option within the meaning of
Section 422 of the Code.

     Section 2.15 "Non-Employee Director" shall have the meaning designated under Rule 16b-3(b)(3)(i) of the Exchange Act.

     Section 2.16 "Insider Participant" means a Participant who is, or within the preceding six months was, subject to the provisions of Section 16 of the Exchange Act.

     Section 2.17 "Other Incentive Award" means an Award granted under Article XI of the Plan.

     Section 2.18 "Option" means an Award granted under Article VI of the Plan and includes both non-qualified options and Incentive Stock Options.

     Section 2.19 "Participant" means an Eligible Person of the Corporation or a Subsidiary to whom an Award has been granted by the Committee under the Plan.

     Section 2.20 "Performance Share Award" means an Award granted under Article VIII of the Plan.

     Section 2.21 "Plan" means TravelNow.com Inc. 2000 Omnibus Stock Incentive Plan.

     Section 2.22 "Restricted Stock Award" means an Award granted under Article IX of the Plan.

     Section 2.23 "Stock Appreciation Right" or "SAR" means an Award granted under Article VII of the Plan.

     Section 2.24 "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.


                                   ARTICLE III
                                 ADMINISTRATION
                                 --------------

     Section 3.1 Administration by Committee. The Committee shall administer the Plan. Unless otherwise provided in the by-laws of the Corporation or the resolutions adopted from time to time by the Board establishing the Committee, the Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee.

     Subject to the provisions of the Plan, the Committee shall have exclusive power to:

          (a) Select the Eligible Persons to participate in the Plan.

          (b) Determine the time or times when Awards will be made.

          (c) Determine the form of an Award, whether a Stock Option, an SAR, a Restricted Stock Award, a Performance Share Award, a Cash Bonus, or Other Incentive Award established by the Committee in accordance with Article XI below, the number of shares of Common Stock subject to the Award or with reference to which the Award is determined, all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the exercise price, if applicable, the time and conditions of exercise or vesting, and the terms of any Award Notice, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee.

          (d) Determine whether Awards will be granted singly, in combination or in tandem.

          (e) Grant waivers of Plan terms, conditions, restrictions, and limitations.

          (f) Accelerate the vesting, exercise, or payment of an Award or the performance period of an Award when such action or actions would be in the best interest of the Corporation.

          (g) Correct any defect or supply appropriate text for any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Notice, or other instrument hereunder.

          (h) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

     Section 3.2 Committee to Make Rules and Interpret Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

     Section 3.3 Committee Members Ineligible. No Committee member shall be eligible to participate in the Plan except to the extent set forth in Section
6.3 and Article XII.

                                   ARTICLE IV
                             GRANT OF AWARDS; SHARES
                               SUBJECT TO THE PLAN
                               -------------------

     Section 4.1 Committee to Grant Awards. The Committee may, from time to time, grant Awards to one or more Eligible Persons, provided, however, that:

          (a) Subject to Article XIII, the aggregate number of shares of Common Stock made subject to Awards may not exceed 1,552,395; and with respect to Options and/or SARs granted to any one Participant during any calendar year, the maximum number of shares of Common Stock that may be subject to such Option and/or SAR is 500,000.

          (b) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock, are settled in cash in lieu of Common Stock, or are exchanged in the Committee's discretion for Awards not involving Common Stock, shall be available again for grant under the Plan, so long as the holder of any such Award received no benefits of Common Stock ownership (including but not limited to dividends) from the shares of Common Stock related to such Award. Any shares of Common Stock with respect to which an SAR has been exercised and paid in cash shall again be available for grant under the Plan.

          (c) Any shares of Common Stock issued by the Corporation through the assumption or substitution of outstanding grants from an acquired company shall reduce the shares available for grants under the Plan.

          (d) Common Stock delivered by the Corporation in payment of any Award under the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Corporation or may be purchased on the open market or by private purchase.

          (e) The Committee shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

     Section 4.2 Six-Month Holding Period. With respect to Awards granted hereunder to any Insider Participant on or following the date six months prior to the date on which the Corporation shall be lawfully required to register the Common Stock pursuant to Section 12 or 15(d) of the Exchange Act, each such Award which is an "equity security" (as that term is defined in the Exchange
Act) must be held and not transferred by such Insider Participant for a period of six months from the Date of Grant. Nothing in this Section 4.2 shall be deemed to prohibit the exercise of Options within the six month period following the Date of Grant, but the shares of Common Stock received by an Insider Participant pursuant to the exercise of an Option must be held and not transferred for a period of six months from the Date of Grant of the Option so exercised.

                                    ARTICLE V
                                   ELIGIBILITY
                                   -----------

     Section 5.1 Eligible Persons. Eligible Persons shall be eligible to receive Awards under the Plan, as the Committee shall select from time to time. Directors who are not employees of the Corporation or its Subsidiaries ("Non-Employee Directors") may also participate in the Plan, but only to the extent set forth in Section 6.3 hereof.

     Subject to the provisions of the Plan, the Committee shall, from time to time, select from the Eligible Persons those to whom Awards shall be granted and shall determine the type or types of Awards to be made and shall establish in the related Award Notices the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in the Plan and the administrative rules and regulations issued by the Committee.


                                   ARTICLE VI
                                  STOCK OPTIONS
                                  -------------

     Section 6.1 Grant of Options. The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Options to Eligible Persons (including "reload" options automatically granted upon the occurrence of specified exercises of options). These Options may be Incentive Stock Options or non-qualified Options, or a combination of both; provided, however, that Incentive Stock Options may only be granted to employees of the Corporation or its Subsidiaries. Each grant of an Option shall be evidenced by an Award Notice executed by the Corporation and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of
Section 6.2.

     Section 6.2 Conditions of Options. Each Option so granted shall be subject to the following conditions:

          (a) Exercise Price. As limited by Section 6.2(e) below, each Option shall state the exercise price, which shall be set by the Committee in its discretion at the Date of Grant, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

          (b) Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Corporation; (ii) in shares of Common Stock that have either (I) been owned by the Participant for more than six months and have been paid for within the meaning of SEC Rule 144 or (II) were obtained by the Participant in the public market; (iii) a combination of the foregoing; or (iv) such other consideration as the Committee may deem appropriate. In addition, the Committee may allow a Participant to utilize a broker-dealer arrangement if
     (A) the broker-dealer is a member of the National Association of Securities Dealers, (B) the broker-dealer has received from the Participant or the

     Corporation a fully- and duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Corporation to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (C) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (D) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR, Part 220 and any successor rules and regulations applicable to such exercise ("Cashless Exercise"); provided, however, that an Insider Participant may not elect to utilize this arrangement within six months of the date the Option is granted (unless death or disability occurs prior to the expiration of such six month period). The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock in payment of the exercise price. Common Stock used to exercise an Option shall be valued at its then Fair Market Value.

          (c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Committee in the Award Notice. Exercise of an Option shall be by written notice stating the election to exercise in the form and manner determined by the Committee. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

          (d) Other Terms and Conditions. Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option;
     (ii) the minimum periods during which Participants must be employed by the Corporation or its Subsidiaries, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture;
     (v) restrictions on transferability; and (vi) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time.

          (e) Special Restrictions Relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with the requirements of
     Section 422 of the Code (or any successor section thereto), including, without limitation, the requirement that the exercise price of an Incentive Stock Option not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant, the requirement that each Incentive Stock Option, unless sooner exercised, terminated or canceled, expire no later than 10 years from its Date of Grant, and the requirement that the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Corporation or any Subsidiary) not exceed $100,000.

          (f) Application of Funds. The proceeds received by the Corporation from the sale of Stock pursuant to Options will be used for general corporate purposes.

     Section 6.3 Options to Non-Employee Directors. Notwithstanding any other provision herein, no Options shall be granted hereunder to Non-Employee Directors other than the Director Options granted pursuant to this Section 6.3. Director Options may be awarded at the discretion and with the approval of the Board with the recipient of such Option abstaining from the vote. Such Director Options shall be granted at such time, in such number and with such restrictions as determined by the Board. Each Director Option shall be evidenced by an Award Notice executed by the Corporation and the Non-Employee Director, and shall include the following terms and provisions:

          (a) The Option exercise price per share shall be equal to the Fair Market Value of one share of Common Stock on the date the Director Option is granted. The period within which each Option may be exercised shall expire ten years from the date the option is granted (the "Option Period"), unless ended sooner due to termination of service or death of the optionee, or if fully exercised prior to the end of such ten year period.

          (b) If the directorship of an optionee is terminated within the Option Period for any reason other than (i) death of the optionee or (ii) on account of any act of fraud, intentional misrepresentation, embezzlement, misappropriation, or conversion of assets or opportunities of the Corporation or any of its Subsidiaries, the Director Option may be exercised by the optionee, to the extent the optionee was able to do so at the date of termination of the directorship, within three months after such termination (if otherwise within the Option Period).

          (c) If an optionee dies during the Option Period while a Non-Employee Director of the Corporation, or if an optionee dies within three months of serving as a Non-Employee Director, the Director Option may be exercised, to the extent the optionee was entitled to exercise such Option at the date of his or her death, within one year after such death (if otherwise within the Option Period), by the executor or the administrator of the estate of the optionee, or by the person or persons who shall have lawfully acquired the Director Option directly from the optionee.

          (d) If the directorship of the optionee is terminated within the Option Period for any of the reasons enumerated in Section 6.3(b)(ii), the Director Option shall automatically terminate as of the date of termination of such directorship.

          (e) The exercise price of a Director Option may be paid: (A) in cash or by check, bank draft or money order payable to the order of the Corporation concurrently with the exercise of the option; (B) in shares of Common Stock that have either (I) been owned by the Non-Employee Director for more than six months and have been paid for within the meaning of SEC Rule 144 or (II) were obtained by the Non-Employee Director in the public market; (C) a combination of the foregoing; or (D) such other consideration as the Board may deem appropriate. In addition to the foregoing, subject to the discretion of the Board, any Option granted under the Plan may be exercised by Cashless Exercise. The Board shall establish appropriate methods for accepting Common Stock, and may impose such conditions as it deems appropriate on the use of such Common Stock in payment of the exercise price. Common Stock used to exercise an Option shall be valued at its then Fair Market Value.


                                   ARTICLE VII
                            STOCK APPRECIATION RIGHTS
                            -------------------------

     Section 7.1 Grant of SARs. Awards may be granted in the form of Stock Appreciation Rights (SARs). A SAR may be granted in tandem with all or a portion of a related Option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"). A Tandem SAR may be granted either at the time of the grant of the related Option or at any time thereafter during the term of the Option. The grant of a SAR shall be evidenced by an Award Notice executed by the Corporation and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of this Article VII. In no event shall any SARs granted extend for a period in excess of 10 years from the Date of Grant.

     Section 7.2 Terms and Conditions of Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related Option is exercisable, and the "exercise price" of such an SAR shall be the exercise price under the related Option. However, at no time shall a Tandem SAR be issued if the exercise price of its related Option is less than one hundred percent (100%) of the Fair Market Value of the Stock on the Date of Grant of the Tandem SAR. If a related Option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the Option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise, and such shares shall again be eligible for a grant in accordance with Article IV hereof, except to the extent any shares of Stock are issued to settle the SAR.

     Section 7.3 Terms and Conditions of Freestanding SARs. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. As limited by Section 6.2(e), the exercise price of a Freestanding SAR shall be set by the Committee at the Date of Grant.

     Section 7.4 Deemed Exercise. The Committee may provide that a SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at the time the SAR by its terms remains exercisable and, if exercised, would result in a payment to the holder of such SAR.

     Section 7.5 Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any SAR Award, provided they are not inconsistent with the Plan. Among other conditions that may be imposed by the

Committee are those requirements imposed by Rule 16b-3 of the Exchange Act, including, without limitation, the requirement that SARs (whether Freestanding or Tandem) granted to a person who is, or within the preceding six months was, an Insider Participant shall not be exercisable until the six month anniversary of the Grant Date.

     Section 7.6 Exercise of SARs. A holder shall exercise his or her SARs by giving written notice of such exercise in the form and manner determined by the Committee, and the date upon which such written notice is received by the Corporation shall be the exercise date for the SARs. A SAR shall entitle the holder to receive a payment equal to the excess of the Fair Market Value of the number of shares of Common Stock covered by the SAR on the date of exercise over the exercise price of the SAR, multiplied by the number of shares with respect to which the SARs relate; provided, however, that the Committee may unilaterally limit the appreciation in value of the Common Stock attributable to the SAR at any time prior to its exercise.

     Payment of a SAR may be in cash, in shares of Common Stock or Restricted Stock, or any combination, as the Committee shall determine. To the extent paid in shares of Common Stock or Restricted Stock, the value of the Stock or Restricted Stock so paid shall be the Fair Market Value of a share of Common Stock upon exercise of the SAR.

                                  ARTICLE VIII
                             PERFORMANCE SHARE AWARD
                             -----------------------

     Section 8.1 Grant of Performance Share Awards. Grants of Performance Share Awards may be made by the Committee to any Eligible Person during the term of the Plan. Each Performance Share Award shall represent one share of Common Stock. Each Performance Share shall be evidenced by an Award Notice. There may be more than one award in existence at any one time for any Participant and performance periods for separate Performance Share Awards need not be identical.

     The Performance Shares will be paid out in full or in part on the basis of the performance of the Corporation following the beginning of the Corporation's fiscal year in which the Performance Share Award is made as hereinafter set forth. In determining the size of Performance Share Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, and cash compensation level, as well as such other considerations as it deems appropriate. Performance Share Awards shall be deemed to have been made on January 1 of the year in which awards are made. If any Performance Share Award granted under the Plan shall be forfeited, canceled, or not paid out in full, such Performance Share Award may again be granted under the Plan in accordance with Article IV.

     Section 8.2 Conditions of Performance Share Awards. A Performance Share Award shall be subject to the following terms and conditions:

          (a) Performance Share Account. Performance Share Awards shall be credited to a Performance Share account to be maintained for each holder. Each Performance Share Award shall be deemed to be the equivalent of one share of Common Stock of the Corporation. A Performance Share Award under the Plan shall not entitle the holder to any interest in or to any dividend, voting, or other rights of a shareholder. The value of the Performance Shares in a holder's Performance Share account at the time of Award or the time of payment shall be the Fair Market Value at any such time of an equivalent number of shares of the Common Stock.

          (b) Performance Period and Criteria. Performance Shares shall be contingent upon the attainment during a performance period of certain performance objectives. The length of the performance period for each Performance Share Award, the performance objectives to be achieved during the Performance Share Award period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its discretion. The Committee may revise performance objectives at such times as it deems appropriate during the Performance Share Award period in order to take into account or into consideration any unforeseen events or changes in circumstances; provided, however, that any such revision which is adverse to the holder of a Performance Share Award shall require the holder's consent.

          (c) Payment of Award. Following the end of the Performance Share Award period, the holder of a Performance Share Award shall be entitled to receive payment of an amount based on the achievement of the performance measures for such Performance Share Award period. In the event that (i) the Corporation is lawfully required to register the Common Stock pursuant to
     Section 12 or 15(d) of the Exchange Act; and (ii) a recipient of a Performance Share Award is, or within the preceding six months has been, an Insider Participant, no Performance Share Award held by such Insider Participant shall be payable within the first six months from the Date of Grant of such Performance Share Award. The payment to which a holder of a Performance Share Award shall be entitled at the end of a Performance Share Award period shall be a dollar amount equal to the Fair Market Value of the number of shares of Common Stock equal to the number of Performance Shares earned and payable to such holder; provided, however, that the Committee may unilaterally limit the appreciation in value of the Common Stock attributable to the Performance Share Award at any time prior to the end of the Performance Share Award period.

          The Committee may authorize payment of a Performance Share Award in any combination of cash and shares of Common Stock or all in cash or all in Common Stock, as it deems appropriate. Such shares may include any restrictions on transfer and forfeiture provisions as the Committee, from time to time, deems appropriate.

          (d) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Performance Share Award, provided they are not inconsistent with the Plan.


                                   ARTICLE IX
                             RESTRICTED STOCK AWARDS
                             -----------------------

     Section 9.1 Grant of Restricted Stock Awards. The Committee may grant a Restricted Stock Award to any Eligible Person. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Committee shall determine. Each Restricted Stock Award may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates, and by an Award Notice setting forth the terms of such Restricted Stock Award.

     Section 9.2 Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

          (a) Restriction Period. Vesting of each Restricted Stock Award shall require the holder to remain in the employment of the Corporation or a Subsidiary for a prescribed period (a "Restriction Period"). The Committee shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof. The Committee may, in its sole discretion, modify or accelerate the vesting of a Restricted Stock Award under such circumstances as it deems appropriate.

          (b) Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Committee shall impose such other restrictions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

          (c) Rights as Shareholders. During any Restriction Period, the Committee may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a shareholder with respect to said shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.


                                    ARTICLE X
                                   CASH BONUS
                                   ----------

     Section 10.1 Grant of Cash Bonus. The Committee may, from time to time, determine to award cash bonus payments to an Eligible Person based upon performance criteria established from time to time by the Committee ("Cash Bonus"). With respect to each such Eligible Person, the bonus awarded hereunder shall be determined in relation to such person's level of responsibility in the Corporation or any Subsidiary and the competitive compensation practices of other major businesses, and such other factors as are deemed appropriate by the Committee.

     Section 10.2 Conditions of Cash Bonus. An Award under this Article X shall be subject to the following terms and conditions:

          (a) Amount of Fund. The Committee, in its discretion, shall determine the amount of the fund to be available for cash bonuses for any performance period.

          (b) Bonuses and Performance Criteria. Cash Bonuses actually earned by and paid to Participants will be based primarily upon achievement of such Corporation and individual performance goals as the Committee may from time to time establish. The Committee may also set the performance period over which the goals so established are to be achieved.

          (c) Payment of Bonus. Cash Bonuses awarded shall be made at such time as determined by the Committee following the close of the performance period to which such awards relate.

          (d) Additional Terms and Conditions. The Committee may, by way of a written instrument or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Cash Bonus, provided they are not inconsistent with the Plan.


                                   ARTICLE XI
                             OTHER INCENTIVE AWARDS
                             ----------------------

     Section 11.1 Grant of Other Incentive Awards. The Committee may, in its discretion, grant other types of awards of, or based on, Common Stock. Other Incentive Awards are limited to awards under which Common Stock is or may in the future be acquired. Such awards may include grants of debt securities convertible into or exchangeable for shares of Common Stock upon such conditions, including attainment of performance goals, as the Committee shall determine.

     Section 11.2 Conditions of Other Incentive Awards. The Committee may prescribe limitations or conditions requiring forfeiture by the participant, or permitting repurchase by the Corporation, of Other Incentive Awards, and may at any time, if it determines such action to be in the best interests of the Corporation, accelerate or waive any such limitations or conditions. Each grant of an Other Incentive Award shall be evidenced by an Award Notice executed by the Corporation and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve.

     Other Incentive Awards may not be sold, assigned, transferred, pledged, or encumbered except as may be provided in the Award Notice, and in no event may be transferred other than by will or by the laws of descent and distribution or be exercised, during the life of the participant, other than by the participant or the participant's guardian or legal representative.

     The recipient of an Other Incentive Award will have the rights of a shareholder only to the extent, if any, specified in the Award Notice governing such Other Incentive Award.


                                   ARTICLE XII
                          NON-EMPLOYEE DIRECTOR AWARDS
                          ----------------------------

     Shares of restricted or unrestricted Common Stock may be awarded to Non-Employee Directors at the discretion and with the approval of the Board, with the recipient of such shares abstaining from such vote. Such Awards shall be granted at such time, in such number and with such restrictions as determined by the Board. The Board may also, in its discretion, approve other types of Awards for Non-Employee Directors which are based on the Common Stock, including stock appreciation rights, stock performance rights and other incentive awards

     Each Director Award shall be evidenced by an Award Notice executed by the Corporation and the Non-Employee Director containing the terms, conditions and restrictions of each Director Award.

                                  ARTICLE XIII
                                STOCK ADJUSTMENTS
                                -----------------

     Section 13.1 Adjustment of Shares Available; Recapitalization. In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock of rights or warrants to purchase securities of the Corporation shall be made, then there shall be substituted for or added to each share available under and subject to the Plan as provided in Article IV hereof, and each share theretofore appropriated or thereafter subject or which may become subject to Performance Share Awards, Options, SARs, Restricted Stock Awards or Other Incentive Awards under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Section 13.1 and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Section 13.1 which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise, payment or settlement of such Award.

     No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.


                                   ARTICLE XIV
                                     GENERAL
                                     -------

     Section 14.1 Amendment or Termination of Plan. The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, provided, however, that any amendment to the Plan shall require approval of the shareholders of the Corporation if, in the opinion of counsel to the Corporation, such approval is required by any section of the Exchange Act, any other Federal or state law or any regulations or rules promulgated thereunder or the rules of Nasdaq (or such other exchange on which the Common Stock is traded).

     Section 14.2 Dividends and Dividend Equivalents. If an Award is granted in the form of a Performance Share Award, Restricted Stock, or an Option, the Committee (or the Board) may choose, at the time of the grant of such award or any time thereafter up to the time of payment of such Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee (or the Board) may establish. Dividends and dividend equivalents granted hereunder shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee (or the Board) shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's (or the Board's) discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with a Performance Share Award, be credited as additional Performance Shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Performance Share Award.

     Section 14.3 Termination of Employment. If a Participant's employment with the Corporation or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be canceled or forfeited, as the case may be, unless the Participant's Award Notice provides otherwise. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his or her death, disability, retirement, or termination for an approved reason. Such rules and regulations may include, without limitation, the method, if any, for prorating a Performance Share Award, accelerating the vesting of any Options or Restricted Stock Award, or providing for the exercise of any unexercised Options or SARs in the event of a Participant's death, disability, retirement, or termination for an approved reason.

     Section 14.4 Nonassignability. No Awards shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except for transfer by will or the laws of descent and distribution; provided, however, that Awards (other than Incentive Stock Options) may, if permitted by the Committee (or the Board), be transferred to one or more transferees during the lifetime of the Participant in connection with the Participant's estate or tax planning, and such transferees may exercise rights thereunder in accordance with the terms thereof, but only if and to the extent consistent with the registration of the offer and sale of Common Stock on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission, if applicable, as may then be filed and effective with respect to the Plan. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions hereof, shall be void and ineffective, shall give no right to any purported transferee, and may, at the sole discretion of the Committee (or the Board), result in forfeiture of the Award involved in such attempt.

     Section 14.5 Withholding Taxes. The Corporation shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the minimum amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Corporation, shares of Common Stock, having a Fair Market Value, on the date of payment, equal to the minimum amount of such required withholding taxes determined on the date that the amount of tax to be withheld is to be determined; provided, however, that in the event the Participant is, or within the preceding six months has been an Insider Participant, such an election may not be made within six months of the date the Award is granted (unless death or disability of the Participant occurs prior to the expiration of such six month period).

     Section 14.6 Change of Control. Awards granted under the Plan to any Participant may, in the discretion of the Committee (or the Board), provide that
(a) such Awards shall be immediately vested, fully earned, exercisable, and/or, in the case of Options, converted into SARs, as appropriate, upon a Change of Control Event, and (b) the Corporation shall make full payment to each such Participant with respect to any Performance Share Award or Other Incentive Award, deliver certificates to such Participant with respect to each Restricted Stock Award, and permit the exercise of Options and/or SARs, respectively, granted hereunder to such Participant.

     Section 14.7 Forfeiture. If the employment a Participant is terminated on account of any act of fraud, intentional misrepresentation, embezzlement, misappropriation, or conversion of assets or opportunities of the Corporation or any of its Subsidiaries, any Award granted hereunder, whether and regardless of the extent to which such Award is vested, earned or exercisable, shall automatically terminate as of the date of termination of such employment.

     Section 14.8 Amendments to Awards. The Committee may at any time unilaterally amend the terms of any Award Notice for any Award, whether or not presently exercisable, earned, paid or vested, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Participant shall require the Participant's consent.

     Section 14.9 Regulatory Approval and Listings. As soon as practicable following the date on which the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Corporation shall use its best efforts to file with the Securities and Exchange Commission, and keep continuously effective and usable, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Corporation shall have no obligation to issue or deliver certificates representing shares of Common Stock evidencing Restricted Stock Awards or any other Award relating to shares of Common Stock prior to:

          (a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, and

          (b) the completion of any registration or other qualification of said shares under any state or Federal law or ruling of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

     Section 14.10 Right to Continued Employment. Participation in the Plan shall not give any Eligible Person any right to remain in the employ or to continue as a consultant or director of, or maintain any other relationship with, the Corporation or any Subsidiary. The Corporation or, in the case of a Subsidiary, the Subsidiary, reserves the right to terminate any Eligible Person at any time. Further, the adoption of this plan shall not be deemed to give any Eligible Person or any other individual any right to be selected as a Participant or to be granted an Award.

     Section 14.11 Beneficiaries. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary (the "Beneficiary") who shall be entitled to receive the amount, if any, payable under the Plan upon his death. A Participant may, from time to time, revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall be effective as of a date prior to such receipt.

     If such Beneficiary designation is not in effect at the time of a Participant's death, or if no designated Beneficiary survives the Participant, or such designation conflicts with law, the payment of the amount, if any, payable under the Plan upon his death shall be made to the Participant's estate. If the committee is in doubt as to the right of any person to receive such amount, the Committee may retain such amount, without liability or any interest thereon, until the rights thereon are determined, or the Committee may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan, the Corporation and the Committee therefor.

     Section 14.12 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding against such person. He or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles or Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify or hold harmless any such person.

     Section 14.13 Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Corporation and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     Section 14.14 Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Corporation or any Subsidiary.

     Section 14.15 Expenses. The expenses of administering the Plan shall be borne by the Corporation subject to such allocation to its Subsidiaries as it deems appropriate.

     Section 14.16 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the plan, rather than such titles or headings, shall control.

     Section 14.17 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Missouri except as superseded by applicable Federal law.

     Section 14.18 Rule 16b-3 Compliance. It is the intent of the Corporation that this Plan comply in all respects with applicable provisions of Rule 16b-3 in connection with any grant of Awards to or other transaction by an Insider Participant (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if, at such time, any provision of this Plan or any Award Notice relating to an Award does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Insider Participant shall avoid liability under Section 16(b).

     Section 14.19 Nonexlusivity of the Plan. Neither the adoption of this Plan by the Board nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.


                            END OF TRAVELNOW.COM INC.
                        2000 OMNIBUS STOCK INCENTIVE PLAN
                        ---------------------------------

                                    EXHIBIT B
                                    ---------

TravelNow.com Inc.
318 Park Central East, Suite 306
Springfield, MO 65806

Attn:  Stock Option Committee

Subject: Notice of Intention to Exercise Option Under the TravelNow.com Inc. 2000 Omnibus Stock Incentive Plan

As the "Optionee" under the Non-Qualified Stock Option Agreement entered into with TravelNow.com Inc. (the "Corporation") dated May 3, 2000 (the "Option Agreement"), I hereby provide the Corporation with written notice that I elect to exercise my option to purchase shares as follows:

Number of Shares to be Acquired:

Method of Payment of Exercise Price:

I understand and agree that the determination of the Fair Market Value of the shares issued upon this exercise (and the shares, if any, used in the payment of the exercise price and/or withholding taxes) shall be made as of the day that this Notice of Intention to Exercise is received by the Stock Option Committee of the Corporation in accordance with Sections 2.13, 6.2 and 14.5 of the TravelNow.com Inc. 2000 Omnibus Stock Incentive Plan and Sections 5 and 10 of the Option Agreement. Concurrently herewith, I hereby pay, in the manner indicated immediately below, the amount required to be withheld to satisfy the applicable tax withholding as a result of the exercise of my option:

Method of Payment of Withholding Taxes:

In connection with this Election of Intention to Exercise, I hereby represent and warrant that I am acquiring the shares purchased hereby for my own account for investment and not with a view to the distribution or resale thereof.



The certificate for the shares should be forwarded to me at:

Address:


Signed:
-----------------------------------
Print or Type Name: Michael Bauer

Date:
-----------------------------------

                                    EXHIBIT C
                                    ---------


                               TRAVELNOW.COM INC.
                        2000 OMNIBUS STOCK INCENTIVE PLAN
                             BENEFICIARY DESIGNATION
                             -----------------------

     Pursuant to Section 14.11 of the TravelNow.com Inc. 2000 Omnibus Stock Incentive Plan and my Non-Qualified Stock Option Agreement thereunder, I hereby designate the following person or persons as Beneficiary(ies), to receive any and all Options which may be exercisable pursuant to the Plan following my death:


     Primary Beneficiary(ies) [include address and relationship]

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------


     Secondary Beneficiary(ies) [include address and relationship]

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------


     I hereby revoke any and all beneficiary designations previously made by me with respect to the Plan, and I reserve the right to revoke or to change in the future any beneficiary designation made hereunder by filing a new designation with the Stock Option Committee.

     By the filing of this designation, I acknowledge that any Options exercisable pursuant to the Plan following my death shall be exercisable by the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary survives me, then by the Secondary Beneficiary(ies); and if no Beneficiary survives me, then the Options shall be exercisable by my estate in accordance with the provisions of the Plan.



----------------------------------                  ----------------------------
Date                                                Michael Bauer